JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”)

(All Share Classes)

Supplement dated September 4, 2019

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information dated May 1, 2019, as supplemented

Effective immediately, Barbara Miller has been promoted to a new role as the Global Chief Investment Officer (“CIO”) of Customized Bond Portfolios for J.P. Morgan Investment Management Inc. (“JPMIM”). In connection with Ms. Miller’s promotion, Richard Figuly will serve as lead portfolio manager of the Portfolio effective immediately. Ms. Miller will continue to serve as a portfolio manager of the Portfolio until March 31, 2020 to ensure a smooth transition of her responsibilities to the other members of the portfolio management team. Effective immediately, the “Risk/Return Summary — Management” section is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Figuly	2016	Managing Director
Barbara Miller[1]	2015	Managing Director
Justin Rucker	2019	Executive Director

1	Until March 31, 2020.

In addition, the first and second paragraphs under “The Portfolio’s Management and Administration — The Portfolio Managers” section is deleted in its entirety and replaced by the following:

The lead portfolio managers who are primarily responsible for the day-to-day management of the Portfolio are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Portfolio. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Portfolio.

Richard Figuly, Managing Director, is the lead portfolio manager responsible for day-to-day management of the Portfolio. An employee of JPMIM or predecessor firms since 1993 and a portfolio manager for the Portfolio since March 2016, Mr. Figuly is a member of JPMIM’s Global Fixed Income, Currency & Commodities Group (GFICC) and head of GFICC’s Core Bond team responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Barbara Miller, Managing Director, is a portfolio manager of the Fund until March 31, 2020. An employee of JPMIM or predecessor firms since 1994 and portfolio manager for the Portfolio since September 2015, Ms. Miller currently is the Global Chief Investment Officer (“CIO”) of Customized Bond Portfolios for JPMIM. Prior to September 2019, Ms. Miller was the head of the U.S. Value Driven Platform within GFICC and lead portfolio manager of the Portfolio. She also has served as the manager and a senior portfolio manager for the Fixed Income Mid Institutional Taxable Group since June 2007, which provides individually managed fixed income investments for fully discretionary, institutional accounts and personal investment management accounts. An employee of JPMIM since 2006 and a portfolio manager of the Portfolio since 2019, Justin Rucker, Executive Director, is a member of the GFICC group and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios.

Additionally, effective March 31, 2020, all references to Ms. Miller are hereby removed from the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-JPMITCB-PM-919